ADVANCED SERIES TRUST
AST Franklin Templeton Founding Funds Plus Portfolio
SUMMARY PROSPECTUS • July 1, 2015
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated July 1, 2015, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2014 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

 The Board of Trustees of the Trust recently approved the reorganization of the Portfolio into the AST RCM World Trends Portfolio. The completion of the reorganization transaction is subject to approval by the shareholders of the Portfolio and the satisfaction of certain customary closing conditions. It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Portfolio shareholders during August, 2015 and that a special meeting of Portfolio shareholders will be held during October, 2015. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed as of the close of business in November, 2015. If approved by shareholders, shareholders of the Portfolio will become shareholders of the AST RCM World Trends Portfolio.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.02%
Distribution and/or Service Fees (12b-1 Fees)	None
Other Expenses	0.02%
Acquired Fund Fees & Expenses	1.01%
Total Annual Portfolio Operating Expenses	1.05%
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Franklin Templeton Founding Funds Plus	$107	$334	$579	$1,283
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 2% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio operates as a “fund-of-funds” by investing, under normal circumstances, approximately 75% of the Portfolio’s net assets in the AST Franklin Templeton Founding Funds Allocation Portfolio and approximately 25% of the Portfolio’s assets in the AST Templeton Global Bond Portfolio (the Underlying Portfolios).
612SUMPROS

AST Franklin Templeton Founding Funds Allocation Portfolio
The primary investment objective of the AST Franklin Templeton Founding Funds Allocation Portfolio is to seek capital appreciation. The secondary investment objective of the AST Franklin Templeton Founding Funds Allocation Portfolio is to seek income.
The AST Franklin Templeton Founding Funds Allocation Portfolio seeks to achieve its primary and secondary investment objectives by allocating 33-1/3% of its assets to each of the three subadvisers listed below:
■	Franklin Advisers, Inc. (Franklin Advisers);
■	Franklin Mutual Advisers, LLC (Franklin Mutual); and
■	Templeton Global Advisors Limited (Templeton Global)
Franklin Advisers Segment. Under normal market conditions, Franklin Advisers invests in both debt and equity securities. Franklin Advisers may shift investments from one asset class to another based on its analysis of the best opportunities in a given market. Franklin Advisers will seek income by investing in corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields it believes are attractive. The AST Franklin Templeton Founding Funds Allocation Portfolio may invest in up to 100% of its assets in debt securities that are rated below investment grade (sometimes called “junk bonds”), including a portion in defaulted securities.
Franklin Mutual Segment. Under normal market conditions, Franklin Mutual invests at least 65% of the assets attributable to this segment in equity securities (including securities convertible into, or that Franklin Mutual expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that it believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).
Templeton Global Segment. Under normal market conditions, Templeton Global invests at least 65% of the assets attributable to this segment in the equity securities and depositary receipts of companies located anywhere in the world, including those in the U.S. and emerging markets.
AST Templeton Global Bond Portfolio
The investment objective of the AST Templeton Global Bond Portfolio will be to provide current income with capital appreciation and growth of income. In pursuing its investment objective, the AST Templeton Global Bond Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities, predominantly bonds issued by governments and government agencies located around the world, including inflation-indexed securities. Under normal market conditions, the AST Templeton Global Bond Portfolio expects to invest at least 40% of its net assets in foreign securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Currency Management Risk. Currency management strategies may substantially change the Portfolio’s exposure to currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Manager expects. In addition, currency management strategies may also reduce the Portfolio’s ability to benefit from favorable changes in currency exchange rates and/or increase the Portfolio’s exposure to foreign investment losses. In addition, currency rates may fluctuate significantly over short periods of time.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolio may be unable to sell its securities holdings at the price it values the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio’s performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.
Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its adviser and subadviser(s), which could impact the Portfolio.
High-Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Income Risk. Because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when the Portfolio experiences defaults on debt securities it holds.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Merger Arbitrage Securities and Distressed Companies Risk. Certain transactions proposed or pending at the time the Portfolio invests in merger arbitrage securities may not be completed as contemplated, resulting in losses to the Portfolio. Debt obligations of distressed companies typically are rated below investment grade, unrated, in default or close to default and are generally more likely to lose value than those of more financially stable companies.
Non-Diversification Risk. The Portfolio is a non-diversified Portfolio, and therefore, it can invest in fewer individual companies than a diversified Portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Small and Medium Sized Company Risk. The shares of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1 year and since inception of the Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended stock index which includes companies with similar investment objectives. The Portfolio's custom blended stock index consists of the S&P 500 Index (37.5%), MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), Barclay’s U.S. Aggregate Bond Index (12.5%), Citigroup World Government Bond Index (WGBI) (25%). The GD (gross dividends) version of the MSCI EAFE Index does not reflect the impact of withholding taxes on reinvested dividends. Prudential Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.

Best Quarter:		Worst Quarter:
3.57%	2nd Quarter of 2014	-2.24%	3rd Quarter of 2014

Average Annual Total Returns (For the periods ended December 31, 2014)
	1 Year	Since Inception (04/29/13)
Portfolio	2.56%	7.12%

Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	18.91%
Blended Index (reflects no deduction for fees, expenses or taxes)	7.07%	9.66%
MANAGEMENT OF THE PORTFOLIO
Prudential Investments LLC and AST Investment Services, Inc. are responsible for administering the Portfolio’s business affairs, monitoring the allocation between the Underlying Portfolios, and evaluating the performance of the subadvisers to the Underlying Portfolios. Because the Portfolio operates solely as a fund-of-funds, the Portfolio does not have a portfolio manager.

TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

Notes

Notes

By Mail:	Advanced Series Trust, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
612SUMPROS